EXHIBIT 10.1
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                        CARRIAGE FUNERAL SERVICES, INC.

                           1995 STOCK INCENTIVE PLAN

                                 JULY 1, 1995

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                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I.  GENERAL........................................................  1
      Section 1.1.  PURPOSE................................................  1
      Section 1.2.  ADMINISTRATION.........................................  1
      Section 1.3.  ELIGIBILITY FOR PARTICIPATION..........................  1
      Section 1.4.  TYPES OF AWARDS UNDER PLAN.............................  2
      Section 1.5.  AGGREGATE LIMITATION ON AWARDS.........................  2
      Section 1.6.  EFFECTIVE DATE AND TERM OF PLAN........................  3

ARTICLE II.  STOCK OPTIONS.................................................  3
      Section 2.1.  AWARD OF STOCK OPTIONS.................................  3
      Section 2.2.  STOCK OPTION AGREEMENTS................................  3
      Section 2.3.  STOCK OPTION PRICE.....................................  3
      Section 2.4.  TERM AND EXERCISE......................................  3
      Section 2.5.  MANNER OF PAYMENT......................................  3
      Section 2.6.  DELIVERY OF SHARES.....................................  4
      Section 2.7.  DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT
                      OF OPTIONEE..........................................  4
      Section 2.8.  TAX ELECTION...........................................  4
      Section 2.9.  EFFECT OF EXERCISE.....................................  4

ARTICLE III.  INCENTIVE STOCK OPTIONS .....................................  5
      Section 3.1.  AWARD OF INCENTIVE STOCK OPTIONS.......................  5
      Section 3.2.  INCENTIVE STOCK OPTION AGREEMENTS......................  5
      Section 3.3.  INCENTIVE STOCK OPTION PRICE...........................  5
      Section 3.4.  TERM AND EXERCISE......................................  5
      Section 3.5.  MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT.........  5
      Section 3.6.  DEATH OF OPTIONEE......................................  5
      Section 3.7.  RETIREMENT OR DISABILITY...............................  5
      Section 3.8.  TERMINATION FOR OTHER REASONS..........................  6
      Section 3.9.  APPLICABILITY OF STOCK OPTIONS SECTIONS................  6

ARTICLE IV.  RELOAD OPTIONS ...............................................  6
      Section 4.1.  AUTHORIZATION OF RELOAD OPTIONS........................  6
      Section 4.2.  RELOAD OPTION AMENDMENT................................  6
      Section 4.3.  RELOAD OPTION PRICE....................................  6
      Section 4.4.  TERM AND EXERCISE......................................  6
      Section 4.5.  TERMINATION OF EMPLOYMENT..............................  6
      Section 4.6.  APPLICABILITY OF STOCK OPTIONS SECTIONS................  7

ARTICLE V.  ALTERNATE APPRECIATION RIGHTS .................................  7
      Section 5.1.  AWARD OF ALTERNATE APPRECIATION RIGHTS.................  7
      Section 5.2.  ALTERNATE APPRECIATION RIGHTS AGREEMENT................  7
      Section 5.3.  EXERCISE...............................................  7
      Section 5.4.  AMOUNT OF PAYMENT......................................  7
      Section 5.5.  FORM OF PAYMENT........................................  7
      Section 5.6.  EFFECT OF EXERCISE.....................................  7
      Section 5.7.  TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH
                      OR DISABILITY........................................  7

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ARTICLE VI.  LIMITED RIGHTS ...............................................  8
      Section 6.1.  AWARD OF LIMITED RIGHTS................................  8
      Section 6.2.  LIMITED RIGHTS AGREEMENT...............................  8
      Section 6.3.  EXERCISE PERIOD........................................  8
      Section 6.4.  AMOUNT OF PAYMENT......................................  8
      Section 6.5.  FORM OF PAYMENT........................................  8
      Section 6.6.  EFFECT OF EXERCISE.....................................  9
      Section 6.7.  RETIREMENT OR DISABILITY...............................  9
      Section 6.8.  DEATH OF OPTIONEE OR TERMINATION FOR OTHER REASONS.....  9
      Section 6.9.  TERMINATION RELATED TO A CHANGE IN CONTROL.............  9

ARTICLE VII.  BONUS STOCK AWARDS...........................................  9
      Section 7.1.  AWARD OF BONUS STOCK...................................  9
      Section 7.2.  STOCK BONUS AGREEMENTS.................................  9
      Section 7.3.  TRANSFER RESTRICTION...................................  9

ARTICLE VIII.  MISCELLANEOUS ..............................................  9
      Section 8.1.  GENERAL RESTRICTION....................................  9
      Section 8.2.  NON-ASSIGNABILITY.....................................  10
      Section 8.3.  WITHHOLDING TAXES.....................................  10
      Section 8.4.  RIGHT TO TERMINATE EMPLOYMENT.......................... 10
      Section 8.5.  NON-UNIFORM DETERMINATIONS............................. 10
      Section 8.6.  RIGHTS AS A SHAREHOLDER................................ 10
      Section 8.7.  DEFINITIONS............................................ 10
      Section 8.8.  LEAVES OF ABSENCE...................................... 11
      Section 8.9.  NEWLY ELIGIBLE EMPLOYEES............................... 11
      Section 8.10. ADJUSTMENTS............................................ 11
      Section 8.11. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE............. 11
      Section 8.12. AMENDMENT OF THIS PLAN................................. 12

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                        CARRIAGE FUNERAL SERVICES, INC.

                           1995 STOCK INCENTIVE PLAN

                              ARTICLE I.  GENERAL

      Section 1.1. PURPOSE. The purposes of this Stock Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of Carriage Funeral Services, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates (the Company, together with its subsidiaries and affiliates, being hereafter collectively referred to as "Carriage") with the shareholders of the Company to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Carriage's performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors and employees; and (4) provide an incentive to management for continuous employment with Carriage.

      Section 1.2.  ADMINISTRATION.

            (a) This Plan shall be administered by a Committee of disinterested persons appointed by the Board of Directors of the Company (the "Committee"), as constituted from time to time. The Committee shall consist of at least one member of the Board of Directors. During the one-year prior to commencement of service on the Committee, the Committee members will not have participated in, and while serving and for one year after serving on the Committee, such members shall not be eligible for selection as, persons to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted under this Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, stock options, or stock appreciation rights of the Company other than the automatic grant of nondiscretionary awards as provided in Article VII.

            (b) The Committee shall have the authority, in its sole discretion and from time to time to:

                  (i) designate the employees or classes of employees of
            Carriage and other persons who are eligible to participate in this Plan;

                  (ii) grant awards ("Awards") provided in this Plan in such form and amount as the Committee shall determine;

                  (iii) impose such limitations, restrictions, and conditions, not inconsistent with this Plan, upon any such Award as the Committee shall deem appropriate; and

                  (iv) interpret this Plan and any agreement, instrument, or other document executed in connection with this Plan; adopt, amend, and rescind rules and regulations relating to this Plan; and make all other determinations and take all other action necessary or advisable for the implementation and administration of this Plan.

            (c) Decisions and determinations of the Committee on all matters relating to this Plan shall be in its sole discretion and shall be final, conclusive, and binding upon all persons, including the Company, any participant, any shareholder of the Company, and any employee of Carriage. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any Award thereunder.

      Section 1.3. ELIGIBILITY FOR PARTICIPATION. Participants in this Plan ("Participants") shall be selected by the Committee from the directors, executive officers and other employees of Carriage who are responsible for or contribute to the management, growth, success and, profitability of Carriage, and from persons (not otherwise

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specified above) who are former owners of funeral homes or cemeteries that have been acquired by Carriage. In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to Carriage, and past and potential contributions to Carriage's profitability and growth.

      Section 1.4. TYPES OF AWARDS UNDER PLAN. Awards under this Plan may be in the form of any or more of the following:

            (i)   Stock Options, as described in Article II;

           (ii)   Incentive Stock Options, as described in Article III;

          (iii)   Reload Options, as described in Article IV;

           (iv)   Alternate Appreciation Rights, as described in Article V;

            (v)   Limited Rights, as described in Article VI; and/or

           (vi)   Stock Bonus Awards,as described in Article VII.

Awards under this Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award ("Award Agreement"), in form and substance satisfactory to the Committee, and not inconsistent with this Plan.

      Section 1.5.  AGGREGATE LIMITATION ON AWARDS.

            (a) Shares of stock which may be issued under this Plan shall be authorized and unissued or treasury shares of Common Stock $.01 par value, of the Company ("Common Stock"). The maximum number of shares of Common Stock which may be issued under this Plan shall be 500,000, which number shall be increased on January 1 of each calendar year, commencing on January 1, 1997 and continuing each calendar year thereafter for the duration of this Plan, by an amount equal to one percent (1%) of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year. The number of shares which may be issued under this Plan and as to which options may be granted shall be subject to adjustment as provided in Section 8.11.

            (b) For purposes of calculating the maximum number of shares of Common Stock that may be issued under this Plan:

                   (i) all the shares issued (including the shares, if any,
            withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option;

                  (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Appreciation Rights shall be counted; and

                 (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock or another Award under this Plan are used or withheld as full or partial payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option.

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            (c) In addition to shares of Common Stock actually issued pursuant to the exercise of Stock Options, Incentive Stock Options, Reload Options, or Alternate Appreciation Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights (as described in Article VI) shall have been exercised.

            (d) Shares tendered by a participant or withheld as payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option shall be available for issuance under this Plan. Any shares of Common Stock subject to a Stock Option, Incentive Stock Option, or Reload Option that for any reason is terminated unexercised or expires shall again be available for issuance under this Plan, but shares subject to a Stock Option, Incentive Stock Option, or Reload Option that are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under this Plan.

      Section 1.6.  EFFECTIVE DATE AND TERM OF PLAN.

            (a) This Plan shall become effective on the date approved by the holders of a majority of the shares of Common Stock pursuant to one or more written consents or at an annual or special meeting of shareholders of the Company, in either event within twelve (12) months after this Plan is adopted by its Board of Directors.

            (b) No Awards shall be made under this Plan after the tenth anniversary of the effective date of this Plan; provided, however, that this Plan and all Awards made under this Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

                           ARTICLE II. STOCK OPTIONS

      Section 2.1. AWARD OF STOCK OPTIONS. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan one or more options to purchase the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to this Plan.

      Section 2.2. STOCK OPTION AGREEMENTS. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

      Section 2.3. STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be an amount selected by the Committee and shall not be less than 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.

      Section 2.4. TERM AND EXERCISE. A Stock Option shall not be exercisable prior to six months from the date of its grant and unless a shorter period is provided by the Committee or by another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

      Section 2.5. MANNER OF PAYMENT. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash, or with previously owned Common Stock, or at the discretion of the Committee, in whole or in part with, the surrender of another Award under this Plan, the withholding of shares of Common Stock

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issuable upon exercise of such Stock Option, other property, or any combination thereof (each based on the fair market value of such Common Stock, Award or other property on the date the Stock Option is exercised as determined by the Committee).

      Section 2.6. DELIVERY OF SHARES. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

      Section 2.7. DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT OF OPTIONEE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the
Committee:

            (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.
            (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within up to a maximum of 36 months from the date of termination (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Stock Options to the extent such options are exercisable during such 36-month period.

            (c) Except as provided in Subsections (a) and (b) of this Section 2.7, or except as otherwise determined by the Committee, all Stock Options shall terminate three months after the date of the termination of the Optionee's employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement).

      Section 2.8. TAX ELECTION. Provided that the Company is a "reporting company" under the Securities Exchange Act of 1934, as amended, at the time of exercise of a Stock Option, recipients of Stock Options who are directors or executive officers of the Company or who own more than 10% of the Common Stock of the Company ("Section 16(a) Option Holders") at the time of exercise of a Stock Option may elect, in lieu of paying to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of a Stock Option in whole or in part, to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. Such election may not be made prior to six months following the grant of the Stock Option, except in the event of a Section 16(a) Option Holder's death or disability. The election may be made at the time the Stock Option is exercised by notifying the Company of the election, specifying the amount of such withholding and the date on which the number of shares to be withheld is to be determined ("Tax Date"), which shall be either (i) the date the Stock Option is exercised or (ii) a date six months after the Stock Option was granted, if later. The number of shares of Common Stock to be withheld to satisfy the tax obligation shall be the amount of such tax liability divided by the fair market value of the Common Stock on the Tax Date (or if not a business day, on the next closest business day). If the Tax Date is not the exercise date, the Company may issue the full number of shares of Common Stock to which the Section 16(a) Option Holder is entitled, and such option holder shall be obligated to tender to the Company on the Tax Date a number of such shares necessary to satisfy the withholding obligation. Certificates representing such shares of Common Stock shall bear a legend describing such Section 16(a) Option Holders obligation hereunder.

      Section 2.9. EFFECT OF EXERCISE. The exercise of any Stock Option shall cancel that number of related Alternate Appreciation Rights and/or Limited Rights, if any, that is equal to the number of shares of Common Stock

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purchased pursuant to said option unless otherwise agreed by the Committee in an
Award Agreement or otherwise.

                    ARTICLE III.  INCENTIVE STOCK OPTIONS

      Section 3.1. AWARD OF INCENTIVE STOCK OPTIONS. The Committee may, from time to time and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") to purchase the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to this Plan.

      Section 3.2. INCENTIVE STOCK OPTION AGREEMENTS. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

      Section 3.3. INCENTIVE STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be at least 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted; provided, however, the option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company and its subsidiaries shall be at least 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

      Section 3.4. TERM AND EXERCISE. Each Incentive Stock Option shall not be exercisable prior to six months from the date of its grant and, unless a shorter period is provided by the Committee or another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

      Section 3.5. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an Incentive Stock Option granted to an Optionee by the Committee in any calendar year shall not exceed $100,000.

      Section 3.6.  DEATH OF OPTIONEE.

            (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the Optionee's death.

            (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

      Section 3.7. RETIREMENT OR DISABILITY. Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment.

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Notwithstanding the foregoing, the tax treatment available pursuant to Section
422 of the Code upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

      Section 3.8. TERMINATION FOR OTHER REASONS. Except as provided in Sections
3.6 and 3.7 or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate three months after the date of the termination of the Optionee's employment (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement).

      Section 3.9. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6, Delivery of Shares; 2.8, Tax Elections and 2.9, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Such Sections are incorporated by reference in this Article III as though fully set forth herein.

                         ARTICLE IV.  RELOAD OPTIONS

      Section 4.1. AUTHORIZATION OF RELOAD OPTIONS. Concurrently with or subsequent to the award of Stock Options and/or the award of Incentive Stock Options to any participant in this Plan, the Committee may authorize reload options ("Reload Options") to purchase shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to pay the exercise price of the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock withheld by the Company in payment of the exercise price underlying the Stock Option or Incentive Stock Option or used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options, or Reload Options through the use of shares of Common Stock held by the Optionee or the withholding of shares by the Company in payment of the exercise price of the underlying Stock Option or Incentive Stock Option held by the Optionee. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

      Section 4.2. RELOAD OPTION AMENDMENT. Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the Stock Options and/or Incentive Stock Options covered by such Agreement. Upon the exercise of an underlying Stock Option, Incentive Stock Option, or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement in such form as the Committee shall approve.

      Section 4.3. RELOAD OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

      Section 4.4. TERM AND EXERCISE. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option and/or Incentive Stock Option.

      Section 4.5. TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee in an Award Agreement or otherwise, no additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options, and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

      Section 4.6. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6 Delivery of Shares; 2.7, Death, Retirement and Termination of Employment of Optionee; 2.8, Tax Elections; and 2.9, Effect of

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Exercise, applicable to Stock Options, shall apply equally to Reload Options.
Such Sections are incorporated by reference in this Article IV as though fully set forth herein.

                  ARTICLE V.  ALTERNATE APPRECIATION RIGHTS

      Section 5.1. AWARD OF ALTERNATE APPRECIATION RIGHTS. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, or Reload Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related alternate appreciation right permitting the Optionee to be paid the appreciation on the Option in lieu of exercising the Option ("Alternate Appreciation Right").

      Section 5.2. ALTERNATE APPRECIATION RIGHTS AGREEMENT. Alternate Appreciation Rights shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

      Section 5.3. EXERCISE. An Optionee who has been granted Alternate Appreciation Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Appreciation Rights and thereby become entitled to receive from the Company payment in Common Stock of the number of shares determined pursuant to Sections 5.4 and 5.5. Alternate Appreciation Rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Appreciation Rights.

      Section 5.4. AMOUNT OF PAYMENT. The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Appreciation Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the option price per share on the Option related to such Alternate Appreciation Right. A Section 16(a) Option Holder may elect to withhold shares of Common Stock issued under this Section to pay taxes as described in Section 2.8.

      Section 5.5. FORM OF PAYMENT. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.4 by the fair market value of a share of Common Stock on the exercise date of such Alternate Appreciation Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

      Section 5.6. EFFECT OF EXERCISE. Unless otherwise provided in an Award Agreement or agreed to by the Committee, the exercise of any Alternate Appreciation Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options, and Limited Rights, if any, related to said Alternate Appreciation Rights.

      Section 5.7. TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR DISABILITY. Unless otherwise provided in an Award Agreement or agreed to by the Committee:

            (a) Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of such termination (or such shorter period of time as may be determined by the Committee in any instance, as reflected in each Optionee's Award Agreement), exercise any Alternate Appreciation Rights to the extent such Alternate Appreciation Rights are exercisable during such period.

            (b) Except as provided in Section 5.7(a), all Alternate Appreciation Rights shall terminate three months after the date of the termination of the Optionee's employment or upon the death of the Optionee.

                         ARTICLE VI.  LIMITED RIGHTS

      Section 6.1. AWARD OF LIMITED RIGHTS. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, Reload Option, or Alternate Appreciation Right, the Committee may, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the option in lieu of exercising the option ("Limited Right").

      Section 6.2. LIMITED RIGHTS AGREEMENT. Limited Rights granted under this Plan shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

      Section 6.3. EXERCISE PERIOD. Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period"); provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

      As used in this Plan, a "Change in Control" shall be deemed to have occurred if:

            (a) individuals who were directors of the Company immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board of Directors of the Company (or of the Board of Directors of any successor to the Company or to all or substantially all of its assets), or

            (b) any entity, person, or Group other than the Company or the current directors or executive officers of the Company acquires shares of the Company in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially 51% or more of the outstanding shares.

      As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of the Company, (ii) any merger, consolidation, or sale of all or substantially all of the assets of the Company which has been approved by the shareholders, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board of Directors of the Company. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

      Section 6.4. AMOUNT OF PAYMENT. The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the option price per share of Common Stock covered by the related option and the Market Price of a share of such Common Stock. "Market Price" is defined to be the greater of (i) the highest price per share of the Company's Common Stock paid in connection with any Change in Control and (ii) the fair market value per share of the Company's Common Stock determined in accordance with Section 8.7(c).

      Section 6.5. FORM OF PAYMENT. Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to
Section 6.4, shall be made solely in cash.

      Section 6.6. EFFECT OF EXERCISE. If Limited Rights are exercised, the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights shall cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related options and Alternate Appreciation Rights were exercised or terminated.

      Section 6.7. RETIREMENT OR DISABILITY. Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

      Section 6.8. DEATH OF OPTIONEE OR TERMINATION FOR OTHER REASONS. Except as provided in Sections 6.7 and 6.9, or except as otherwise determined by the Committee, all Limited Rights granted under this Plan shall terminate upon the termination of the Optionee's employment or upon the death of the Optionee.

      Section 6.9. TERMINATION RELATED TO A CHANGE IN CONTROL. The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by Carriage at the time of exercise pursuant to Sections 6.7 and
6.8 respectively, is waived during the Exercise Period as to an Optionee who (i) was employed by Carriage at the time of the Change in Control and (ii) is subsequently terminated by Carriage other than for just cause or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used herein "just cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, persistent failure or refusal to attend to duties or follow Company policy, or excessive absenteeism unrelated to illness.

                       ARTICLE VII.  BONUS STOCK AWARDS

      Section 7.1. AWARD OF BONUS STOCK. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in this Plan shares of Common Stock ("Stock Bonus").

      Section 7.2. STOCK BONUS AGREEMENTS. The grant of a Stock Bonus shall be evidenced by a written Award Agreement, executed by the Company and the recipient of a Stock Bonus, in such form as the Committee may from time to time determine, providing for the terms of such grant, including any vesting schedule, restrictions on the transfer of such Common Stock or other matters.

      Section 7.3. TRANSFER RESTRICTION. Any Award Agreement providing for the issuance of Bonus Stock to any person who, at the time of grant, is a person described in Section 16(a) under the Securities Exchange Act of 1934 shall provide that such Common Stock cannot be resold for a period of six months following the grant of such Bonus Stock.

                         ARTICLE VIII.  MISCELLANEOUS

      Section 8.1. GENERAL RESTRICTION. Each Award under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

      Section 8.2. NON-ASSIGNABILITY. No Award under this Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

      Section 8.3. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state, and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

      Section 8.4. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any agreement entered into pursuant to this Plan shall confer upon any participant the right to continue in the employment of Carriage or affect any right which Carriage may have to terminate the employment of such participant.

      Section 8.5. NON-UNIFORM DETERMINATIONS. The Committee's determinations under this Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

      Section 8.6. RIGHTS AS A SHAREHOLDER. The recipient of any Award under this Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

      Section 8.7. DEFINITIONS. In this Plan the following definitions shall apply:

            (a) "Subsidiary" means any corporation of which, at the time more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by the Company or any subsidiary thereof.

            (b) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

            (c) "Fair market value" as of any date and in respect or any share of Common Stock means (i) until such time as the Common Stock is traded on a national securities exchange or over-the-counter and reported on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then the price per share determined in good faith by the Committee, taking into consideration all factors it deems relevant, including liquidity, priority, minority interest discount, and the price per share at which other securities of the Company have been issued; (ii) if the Common Stock is traded on a national securities exchange, then the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of THE WALL STREET JOURNAL or any other publication selected by the Committee; or (iii) if the Common Stock is traded over-the-counter and reported on NASDAQ, then the average of the high and low sales prices on such trading day as reported in such publication or, if not so published, then as reported by NASDAQ, and if the Common Stock is not in the NASDAQ National Market System on such trading day, then the representative bid and asked prices at the end of such trading day in such market as reported by NASDAQ. In no event shall the fair market value of any share of Common Stock be less than its par value.

            (d) "Option" means Stock Option, Incentive Stock Option, or Reload Option.

            (e) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option, Incentive Stock Option, or Reload Option.

      Section 8.8. LEAVES OF ABSENCE. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under this Plan in respect of any leave of absence taken by the recipient of any

Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of this Plan and (ii) the impact, if any, of any such leave of absence on Awards under this Plan theretofore made to any recipient who takes such leave of absence.

      Section 8.9. NEWLY ELIGIBLE EMPLOYEES. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in this Plan or any portion thereof after the commencement of an award or incentive period.

      Section 8.10. ADJUSTMENTS. In any event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock that may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, and any and all other matters deemed appropriate by the Committee.

      Section 8.11. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

            (a) The existence of outstanding Options, Alternate Appreciation Rights, or Limited Rights shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding the number of shares then available for Option hereunder shall be proportionately decreased.

            (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, which transaction alters the outstanding capital structure of the Company, then each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable.

            (d) If the Company is merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all of its assets to another corporation or other entity while unexercised Options remain outstanding, then the Committee may direct that any of the following shall occur:

                   (i) If the successor entity is willing to assume the
            obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such

            Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and any related Alternate Appreciation Right and Limited Right associated with such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets.

                  (ii) The Committee may waive any limitations set forth in or imposed pursuant to this Plan or any Award Agreement with respect to such Option and any related Alternate Appreciation Right or Limited Option such that such Option and related Alternate Appreciation Right and Limited Right shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets.

                 (iii) The Committee may cancel all outstanding Options and
            Alternate Appreciation Rights (but not Limited Rights) as of the effective date of any such merger, consolidation, or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation, or sale of assets, and each holder of an Option shall have the right to exercise such Option and any related Alternate Appreciation Right in full during a period of not less than 30 days prior to the effective date of such merger, consolidation, or sale of assets. No action taken by the Committee under this subsection shall have the effect of terminating, and nothing in this subsection shall permit the Committee to terminate, any Limited Right held by an Optionee.

            (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

      Section 8.12.  AMENDMENT OF THIS PLAN.

            (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

            (b) The Committee may at any time and from time to time terminate or modify or amend this Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under this Plan (other than increases pursuant to Section 8.11), (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of this Plan. The termination or any modification or amendment of this Plan, except as provided in subsection (a), shall not, without the consent of a participant, affect his or her rights under an Award previously granted to him or her.

            (c) Notwithstanding Sections 8.12(a) and (b), the provisions of
      Article VII of this Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

                              FIRST AMENDMENT TO
                        CARRIAGE FUNERAL SERVICES, INC.
                           1995 STOCK INCENTIVE PLAN

      WHEREAS, CARRIAGE SERVICES, INC. (the "Company"), as successor to Carriage Funeral Services, Inc., has heretofore adopted the CARRIAGE FUNERAL SERVICES, INC. 1995 STOCK INCENTIVE PLAN (the "Plan"); and

      WHEREAS, the Company desires to amend the Plan in certain respects;

      NOW, THEREFORE, the Plan shall be amended as follows:

      1. Effective as of ________________, 1996, (a) the term "Company" as used in the Plan shall mean Carriage Services, Inc., a Delaware corporation, and (b) the name of the Plan shall be changed to the "Carriage Services, Inc. 1995 Stock Incentive Plan."

      2. Subject to the provisions of paragraph 7 hereof, Section 1.2(a) of the Plan shall be deleted and the following shall be substituted therefor:

            "(a) This Plan shall be administered by a committee (the 'Committee') of, and appointed by, the Board of Directors of the Company, and the Committee shall be constituted so as to permit this Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended, promulgated under the Securities Exchange Act of 1934, as amended."

      3. Subject to the provisions of paragraph 7 hereof, Section 1.5(a) of the Plan shall be deleted and the following shall be substituted therefor:

            "(a) Shares of stock which may be issued under this Plan shall be authorized and unissued or treasury shares of either (i) Class A Common Stock, $.01 par value, of the Company ('Class A Common Stock') or (ii) Class B Common Stock, $.01 par value, of the Company ('Class B Common Stock'). As used herein, the term 'Common Stock' shall mean both Class A Common Stock and Class B Common Stock. The maximum number of shares of Common Stock that may be issued under this Plan shall be 400,000. The number of shares that may be issued under this Plan and as to which options may be granted shall be subject to adjustment as provided in Sections 8.10 and 8.11. Notwithstanding any provision in this Plan to the contrary, (1) Awards under this Plan that were granted prior to the date of the initial public offering of shares of Class A Common Stock shall be satisfied in shares of Class B Common Stock and (2) Awards under this Plan that are granted on or after the date of the initial public offering of shares of Class A Common Stock shall be satisfied in shares of Class A Common Stock. Further, upon the exercise of an Award, any exercise payment which is made in shares of Common Stock in accordance with Section 2.5 hereof shall be made (A) only in shares of Class B Common Stock if such Award is to be satisfied in Class B Common Stock or (B) only in shares of Class A Common Stock if such Award is to be satisfied in shares of Class A Common Stock."

      4. Subject to the provisions of paragraph 7 hereof, Section 3.5 of the Plan shall be deleted and the following shall be substituted therefor:

            "Section 3.5. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination."

      5. Subject to the provisions of paragraph 7 hereof, the second and third paragraphs of Section 6.3 of the Plan shall be deleted and the following shall be substituted therefor:

            "As used in this Plan, a 'Change in Control' shall be deemed to have occurred if (a) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (b) the Company sells, leases or exchanges, or agrees to sell, lease or exchange, all or substantially all of its assets to any other person or entity, (c) the Company is to be dissolved and liquidated, (d) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (e) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Company's Board of Directors."

      6. The reference to "Section 8.11" in Section 8.12(b) of the Plan shall be deleted and a reference to "Sections 8.10 and 8.11" shall be substituted therefor.

      7. The amendments to the Plan set forth in paragraphs 2, 3, 4, 5, and 6 hereof shall be effective as of ______________, 1996, provided that such amendments are approved by the stockholders of the Company on or before _______________, 1996.

      8.    As amended hereby, the Plan is specifically ratified and reaffirmed.

                                     -2-